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Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 2000
Current Due Period Ending                           Aug 31, 2000
Prior Distribution Date                             Aug 14, 2000
Distribution Date                                   Sep 14, 2000


Beginning Trust Principal Receivables           3,929,360,472.76

Average Principal Receivables                   3,929,064,488.82

FC&A Collections (Includes Recoveries)             67,400,602.73
Principal Collections                             117,953,258.04
Additional Balances                                50,984,550.89
Net Principal Collections                          66,968,707.15
Defaulted Amount                                   25,687,910.42
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,288,597.68

Beginning Participation Invested Amount           343,492,130.69
Beginning Participation Unpaid Principal Balance  343,492,130.69
Ending Participation Invested Amount              335,391,775.23
Ending Participation Unpaid Principal Balance     335,391,775.23

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No               0

OC Balance as % of Ending Participation Invested          8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 343,492,130.69
Numerator for Fixed Allocation                    352,038,212.92
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Applicable Allocation Percentage                         8.7423%
Investor FC&A Collections                           5,892,389.07

Series Participation Interest Default Amount
Numerator for Floating Allocation                 343,492,130.69
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Floating Allocation Percentage                           8.7423%
Series Participation Interest Default Amount        2,245,724.17


Principal Allocation Components
Numerator for Floating Allocation                 343,492,130.69
Numerator for Fixed Allocation                    352,038,212.92
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield and         6.5897%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          343,492,130.69
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,366,279.12

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Series Participation Interest Interest Shortfall            0.00
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]   8,100,355.46

(a) Investor Principal Collections, [Max(b,h) or    5,854,631.29
e]
(b) prior to Accelerated Amort. Date or not Early 5,854,631.29 Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.7423%
(d) Net Principal Collections                      66,968,707.15
(e) after Accelerated Amort Date or Early Amort    10,568,432.84
Period, [f*g]
(f) Fixed Allocation Percentage                          8.9598%
(g) Collections of Principal
                                                  117,953,258.04

(h) Minimum Principal Amount, [Min(i,l)]            3,937,134.18
(i)  Floating Allocation Percentage of Principal   10,311,873.49
Collections
(j)  1.8% of the Series Participation Interest      6,182,858.35
Invested Amount
(k) Series Participation Interest Net Default       2,245,724.17
Payment Amount
(l)  the excess of (j) over (k)                     3,937,134.18

(m) Series Participation Interest Net Default       2,245,724.17
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections     5,892,389.07
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,366,279.12
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,245,724.17
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  572,486.88
Excess [Sec. 4.11(a)(vi)]                             707,898.90

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                1,369,744,351.26


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Series 1996-2  Owner Trust Calculations
Due Period                                            August 2000
Payment Date                                         Sep 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,100,355.46
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover Charge           0.00
offs

Accelerated Principal Payment                           71,560.86

Series Participation Interest Monthly Interest       2,366,279.12

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,043,736.29
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            221,377.64
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            291,886.05
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              219,165.32
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         101,408.00
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-       4,138,843.55
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance          873,736.74
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,135,653.63
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            825,734.04
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to Sec.           0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        364,516.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            761,871.50
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             71,560.86
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              417,144.96
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        761,871.50
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            71,560.86
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        690,310.64
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,645.16


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Household Consumer Loan Trust, 1996-2
Series 1996-2

Owner Trust Calculations
Due Period Ending  Aug 31, 2000

Payment Date       Sep 15, 2000

Calculation of Interest Expense


Index (LIBOR)        6.618750%

Accrual end date,      Sep 15, 2000

accrual beginning date Aug 15, 2000

and days in Interest Period      31

                     Class A-1  Class A-2 Class A-3    Class B Certificates Overcoll
                                                                             Amount
Beginning Unpaid   178,542,567 37,050,435 48,156,910 35,014,901 15,457,146 29,270,172
Principal Balance

Previously unpaid            0          0          0          0          0
interest/yield

Spread to index          0.17%      0.32%      0.42%      0.65%      1.00%

Rate (capped at      6.788750%  6.938750%  7.038750%  7.268750%  7.618750%
13%, 15%, 15%, 15%,
16%)

Interest/Yield       1,043,736    221,378    291,886    219,165    101,408
Payable on the
Principal Balance

Interest on                  0          0          0          0         0
previously unpaid
interest/yield

Interest/Yield Due   1,043,736    221,378    291,886    219,165    101,408

Interest/Yield Paid  1,043,736    221,378    291,886    219,165    101,408


Summary



Beginning Security 178,542,567 37,050,435 48,156,910 35,014,901 15,457,146 29,270,172
Balance

Beginning Adjusted 178,542,567 37,050,435 48,156,910 35,014,901 15,457,146
Balance

Principal Paid       4,210,404    873,737  1,135,654    825,734    364,516    761,871

Ending Security    174,332,162 36,176,698 47,021,256 34,189,167 15,092,630 28,579,862
Balance

Ending Adjusted    174,332,162 36,176,698 47,021,256 34,189,167 15,092,630
Balance

Ending Certificate                                                       0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance    174,403,723 36,176,698 47,021,256 34,189,167 15,092,630

Minimum Adjusted                18,800,000 24,500,000 17,800,000  7,900,000 14,800,000
Balance

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


Certificate Minimum                                              10,163,712
Balance

Ending OC Amount as                                                          23,483,139
Holdback Amount

Ending OC Amount as                                                           5,096,723
Accelerated Prin Pmts


Beginning Net             0.00       0.00       0.00        0.00       0.00        0.00
Charge offs

Reversals                 0.00       0.00       0.00        0.00       0.00        0.00

Charge offs               0.00       0.00       0.00        0.00       0.00        0.00

Ending Net Charge         0.00       0.00       0.00        0.00       0.00        0.00
Offs


Interest/Yield Paid $1.3145293 $4.2377037 $4.2987636  $4.4392408 $2.7492273
per $1000

Principal Paid per  $5.3027763 $16.7254353 $16.7253848 $16.7254211 $9.8822317
$1000

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